Exhibit 32.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT
                             TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

           The undersigned executive officers of the registrant hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                             Parkvale Financial Corporation

Dated:  October 27, 2003
        ----------------
                                             By:    /s/ Robert J. McCarthy, Jr.
                                                   -----------------------------
                                                   Robert J. McCarthy, Jr.
                                                   Director, President and
                                                   Chief Executive Officer




Exhibit 32.2

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT
                             TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

           The undersigned executive officers of the registrant hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                          Parkvale Financial Corporation

Dated:  October 27, 2003

                                          By:    /s/ Timothy G. Rubritz
                                                -------------------------------
                                                Timothy G. Rubritz
                                                Vice President-Treasurer and
                                                Chief Financial Officer




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